SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) February 8, 2005

HUB GROUP EMPLOYEE PROFIT SHARING AND TRUST PLAN
(Exact name of registrant as specified in its charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-27754	36-4007085
(Commission File Number)	(I.R.S. Employer Identification No.)

3050 Highland Parkway, Suite 100
Downers Grove, Illinois 60515
(Address and zip code of principal executive offices)
(630) 271-3600
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   Changes in Registrant's 401(k) Plan Certifying Accountant

   Effective April 25, 2005, Grant Thornton LLP ("Grant Thornton") notified the Securities and Exchange Commission ("SEC") that they were no longer the independent auditors of the Hub Group Employee Profit Sharing and Trust Plan (the "Plan"). The Plan dismissed Grant Thornton as its auditor. On February 8, 2005, the Plan retained Crowe Chizek and Company LLC as its new independent auditors for the Plan. Crowe Chizek and Company LLC will audit the financial statements of the Plan for the fiscal year ending December 31, 2004. These changes were approved by the Company's audit committee.

   The Company has not changed its principal accountant to audit the Hub Group, Inc. financial statements. The Company has again retained Ernst & Young, LLP to audit its 2005 financial statements. The change in auditors described above relates only to the audit of the Plan.

   During the two most recent fiscal years of the Plan ended December 31, 2003, and the subsequent interim period through April 25, 2005, there were no disagreements between the Plan and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its audit reports on the Plan's financial statements for such periods.

   None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the Plan's two most recent fiscal years ended December 31, 2003, or during any subsequent interim period through April 25, 2005.

   The audit reports issued by Grant Thornton on the financial statements of the Plan as of and for the two most recent fiscal years ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Plan provided Grant Thornton with a copy of the foregoing disclosures, and a letter from Grant Thornton confirming its agreement with these disclosures is attached as Exhibit 16.1 to this report.

   During the Plan's two most recent fiscal years ended December 31, 2003 and through April 25, 2005, the Plan did not consult with Crowe Chizek and Company LLC with respect to the application of accounting principles to a specified transaction or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

   A copy of Grant Thornton's letter to the SEC dated May 23, 2005 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01.   Financial Statements and Exhibits

The following documents are filed as part of the report:

                            (a)   Financial Statements of Business Acquired

                                    Not Applicable.

                            (b)   Pro Forma Financial Information

                                    Not Applicable.

                            (c)   Exhibits

                                    A list of exhibits filed herewith or incorporated by reference herein is contained on the Exhibit Index immediately preceding such exhibits, and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HUB GROUP EMPLOYEE PROFIT SHARING AND TRUST PLAN

Date: May 23, 2005	By: /s/ David P. Yeager
David P. Yeager
Authorized Agent

EXHIBIT INDEX

Exhibit No.

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission